Exhibit 99.1
STANDARD AERO HOLDINGS, INC. ANNOUNCES PRICING FOR TENDER OFFER AND CONSENT SOLICITATION FOR ITS 8 1/4% SENIOR SUBORDINATED NOTES DUE 2014
WINNIPEG, CANADA — (July 13, 2007) — Standard Aero Holdings, Inc. (the “Company”) announced today that it has determined the price for its previously announced offering (the “Offer”) to purchase for cash any and all of its outstanding $200,000,000 aggregate principal amount of 8 1/4% Senior Subordinated Notes due 2014 (the “Notes”). The Offer is being conducted in connection with the previously announced merger pursuant to which Dubai Aerospace Enterprise (DAE) Ltd (“DAE”) will acquire Standard Aero Acquisition Holdings, Inc., the Company’s direct parent company (“Standard Aero Holdings”), and Piedmont/Hawthorne Holdings, Inc. (“Landmark Aviation”). Subject to the terms and conditions of the merger agreement by and among DAE, Standard Aero Holdings and Landmark Aviation, the acquisition will be completed through the mergers (the “Mergers”) of SAH Merger Sub, Inc. and LMA Merger Sub, Inc., each of which is an indirect wholly-owned subsidiary of DAE, with and into Standard Aero Holdings and Landmark Aviation, respectively. As a result of the Mergers, Standard Aero Holdings and Landmark Aviation will each become indirect wholly-owned subsidiaries of DAE. The completion of the Offer is conditioned on, among other things, the closing of the Mergers.
It is expected that the Company will execute a supplemental indenture (the “Supplemental Indenture”) to the indenture governing the Notes (the “Indenture”) to, among other things, eliminate substantially all of the restrictive covenants, certain events of default provisions and certain defeasance provisions in the Indenture. The Supplemental Indenture will become effective immediately upon execution, but will not become operative until at least a majority in aggregate principal amount of the outstanding Notes have been accepted for purchase pursuant to the terms of the Offer.
The total consideration for holders of the Notes (the “Holders”) who validly tendered Notes and delivered consents on or prior to the expiration of the consent solicitation of 5:00 p.m., New York City time, on July 13, 2007 (the “Consent Time”), will be $1,091.18 per $1,000 principal amount of the Notes, which includes $30 per $1,000 principal amount of the Notes validly tendered and accepted for purchase (the “Consent Payment”). Holders who validly tender their Notes after the Consent Time, but prior to 12:00 midnight, New York City time, on July 27, 2007, unless extended or earlier terminated (the “Expiration Time”), will be eligible to receive the total consideration less the Consent Payment. In either case, all Holders who validly tender their Notes will receive accrued and unpaid interest up to, but not including, the date of settlement.
The total consideration was determined as of 2:00 p.m., New York City time, on July 13, 2007, and will be paid in cash and calculated based on a fixed spread pricing formula, in part, upon a fixed spread of 50 basis points over the yield on the 4.875% U.S. Treasury Note due August 15, 2009. The yield on the reference security as described in the Offer was 4.953% and the tender offer yield was 5.453%.
Barclays Capital Inc. is acting as sole Dealer Manager for the Offer and as the Solicitation Agent for the Consent Solicitation. Barclays Capital Inc. can be contacted at (212) 412-4072 (collect) or (866) 307-8991 (toll-free). Global Bondholder Services Corporation is the Information Agent and Depositary and can be contacted at (212) 430-3774 (collect) or (866) 470-4200 (toll free). Copies of the Offer Documents and other related documents may be amended from time to time and may be obtained from the Information Agent.
The tender offer and consent solicitation are being made solely on the terms and conditions set forth in the Offer Documents. Under no circumstances shall this press release constitute an offer to buy or the solicitation of an offer to sell any securities of the Company. The Offer is being made solely pursuant to the Company’s Offer Documents. This press release also is not a solicitation of consents to the proposed amendments to the Indenture. The Offer is being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. No recommendation is made as to whether holders of the Notes should tender their Notes or give their consent to the proposed amendments to the Indenture.
None of the Company, DAE, the Dealer Manager, the Information Agent or the Depositary makes any recommendation as to whether holders of the Notes should tender their Notes or consent to the proposed amendments to the Indenture and no one has been authorized by any of them to make such recommendations. Holders must make their own decisions as to whether to consent to the proposed amendments to the Indenture and to tender the Notes.

About Standard Aero Holdings, Inc.
Standard Aero is a leading independent provider of aftermarket maintenance, repair and overhaul (“MRO”) services for gas turbine engines used primarily for military, regional and business aircraft. Standard Aero provides MRO services on a wide range of aircraft and industrial engines and provides its customers with comprehensive, value-added maintenance engineering and redesign solutions. For further information about Standard Aero Holdings, Inc., visit the Company’s website at http://www.standardaero.com.
Forward-Looking Statements
This press release contains forward-looking statements based on current Company management expectations. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to, (1) our ability to design, implement and maintain controls and procedures designed to prevent material weaknesses, which could cause us to fail to meet our periodic reporting obligations or result in errors or restatements; (2) general conditions in the military, regional or business aviation industry; (3) military spending and outsourcing trends; (4) the size and age of the installed base of engines that we service; (5) inflation, interest rates, exchange rates, market and monetary fluctuations and other risks related to our international operations; (6) the effect of, and changes in, regulation and government policy; (7) our ability to increase market share and control expenses; (8) our ability to keep pace with technological changes; (9) the impact of general economic conditions on our customers; (10) our ability to obtain new contracts and authorizations to service existing and new engines; (11) returns on our investment in new engine programs; (12) our success at managing the risks of the foregoing; (13) the Company's ability to execute its strategic initiatives successfully; (14) the proposed Mergers (as defined above) as part of which the Company would be acquired by a wholly-owned subsidiary of DAE; (15) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, which sets forth the terms of the Mergers (as defined above) (the “Merger Agreement”); (16) the outcome of any legal proceedings that may be instituted against the Company and others relating to the Merger Agreement; (17) the inability to complete the proposed Mergers due to the failure to obtain certain governmental approvals or the failure to satisfy other conditions to consummate the proposed Mergers; (18) risks that the proposed Mergers disrupt current plans and operations and the potential difficulties in employee retention as a result of the proposed Mergers; (19) the effect of the announcement and pendency of the proposed Mergers on our customer relationships, operating results and business generally; (20) the amount of the costs, fees, expenses and charges related to the proposed Mergers; and (21) other risks described from time to time in the Company’s filings with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 13, 2007. Many of the factors that will determine the outcome of the subject matter of this press release are beyond the Company’s ability to control or predict. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

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